                                                                    EXHIBIT 10.1

LAW OFFICES OF GEORGE DONALDSON
GEORGE DONALDSON (79971)
DANIEL B. HARRIS (117230)
456 Montgomery Street, Suite 1250
San Francisco, CA 94104
Telephone: 415/394-8500

Settlement Counsel and
Attorneys for Plaintiffs



                          UNITED STATES DISTRICT COURT

                    FOR THE NORTHERN DISTRICT OF CALIFORNIA

JACK OLIVE, JONATHAN NOBLE,           )      Case No.  C 89 4331 MHP
M.D., JOHN P. PEDJOE AND              )
ALLSOP, INC. PROFIT SHARING           )      DERIVATIVE ACTION
PLAN & TRUST, on behalf of            )
themselves and all others             )      SECOND AMENDMENT TO THE
similarly situated and                )      MODIFICATION OF STIPULATION OF
derivatively on behalf of             )      SETTLEMENT
NATIONAL INCOME REALTY TRUST,         )      ----------------------------------
a California business trust,          )
CONTINENTAL MORTGAGE AND EQUITY       )
TRUST, a California business          )
trust, TRANSCONTINENTAL REALTY        )
INVESTORS, a California               )
business trust, and INCOME            )
OPPORTUNITY REALTY TRUST, a           )
California business trust,            )
                                      )
                       Plaintiffs,    )
                                      )
               vs.                    )
                                      )
GENE E. PHILLIPS; WILLIAM S.          )
FRIEDMAN; RICHARD N. LAPP;            )
MICHAEL E. SMITH; WILLIE K.           )
DAVIS; RAYMOND V. J. SCHRAG;          )
RANDALL K. GONZALEZ; JAMES W.         )
HAMMOND, JR.; NATIONAL REALTY         )
ADVISORS, INC., a Texas               )
corporation; NATIONAL REALTY,         )
L.P.,                                 )
                                      )
       -- caption continues --        )
                                      )
-------------------------------------

SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT
a Delaware limited partnership;                 )
AMERICAN REALTY TRUST, INC., a                  )
Georgia corporation; NATIONAL                   )
OPERATING L.P., a Delaware                      )
limited partnership;                            )
                                                )
                            Defendants,         )
           -and-                                )
                                                )
                                                )
                                                )
                                                )
NATIONAL INCOME REALTY TRUST, a                 )
California business trust;                      )
CONTINENTAL MORTGAGE AND EQUITY                 )
TRUST, a California business                    )
trust; TRANSCONTINENTAL REALTY                  )
INVESTORS, a California                         )
business trust; and INCOME                      )
OPPORTUNITY REALTY TRUST, a                     )
California business trust;                      )
                                                )
                        Nominal Defendants.     )
                                                )
------------------------------------------------


         This Second Amendment to the Modification of Stipulation of Settlement (the "Second Amendment") is made and entered into as of October 5, 2001, by and among (i) Settlement Counsel; (ii) Transcontinental Realty Investors, Inc. ("TRI") and Income Opportunity Realty Investors, Inc. ("IORI") (collectively referred to as the "Dallas Trusts"); and (iii) Gene S. Phillips ("Phillips"), Basic Capital Management, Inc. ("BCM"), American Realty Investors, Inc. ("ARI"), the parent corporation of American Realty Trust, Inc. ("ART").

                                FACTUAL RECITALS

                  A. On or about April 27, 1994, the parties to this Second Amendment, along with others, executed the Modification of Stipulation of Settlement (the "Modification"). The Modification amended a Stipulation of Settlement (the "Stipulation"), previously executed on or about February 21, 1990, which settled all of the claims asserted in an amended complaint filed on or about February 26, 1990, in the above-captioned action.

                  B. As of January 9, 1997, the parties to this Second Amendment, along with others, entered the Amendment to the Modification of Stipulation of Settlement (the "Amendment"), settling disputes which had arisen over compliance with the Modification.

                  C. On or about May 24, 1999, Settlement Counsel filed a request with the court presiding over this action (the "District Court") to exercise its retained jurisdiction in accordance with Paragraph B.(17) of the Modification. In essence, Settlement Counsel asserted that certain of the defendants who were parties to the Modification had breached the terms of Paragraph D.(4) thereof, which provision directs the Boards of Directors of the Dallas Trusts to retain a compensation consultant to evaluate the fairness of the contracts between BCM and its affiliates and the Dallas Trusts, including, but not limited to, the fairness to the Dallas Trusts of such contracts relative to other means of administration.

                  D. On June 30, 2000, Settlement Counsel filed an amended request that the District Court exercise its retained jurisdiction, contending that two loans, totaling $12 million, made by TRI to BCM and ART to satisfy margin calls relative to stock owned by BCM and ART (the "Loans") were contrary to the provisions of Paragraph B.(7) of the Modification, which prohibit the use of the funds and assets of the Dallas Trusts to satisfy certain types of claims asserted against Phillips and/or his affiliates. The Loans have been repaid with interest.

                  E. On August 31, 2000, and by subsequent order dated September 5, 2000, the District court issued an order finding, inter alia, that it had jurisdiction to entertain Settlement Counsel's claim that the Loans violated the Modification. Presently, Settlement Counsel's request relative to the evaluation of contracts by a compensation consultant remains pending in the District Court.

                  F. On October 24, 2000, the Dallas Trusts appealed the District Court's August 31, 2000 order to the United States Court of Appeals for the Ninth Circuit (the "Appeals Court"), contending, inter alia, that the Modification had expired and that the District Court lacked jurisdiction to entertain Settlement Counsel's assertions respecting the Loans (the "Appeal"). The Appeal is docketed with the Appeals Court as case number 00-17231.

                  G. The parties hereto acknowledge that further and substantial expense and time will be necessary to litigate the matters raised by Settlement Counsel's pending requests that the District Court exercise its retained jurisdiction. The parties desire to compromise, settle and discharge all claims arising from such matters and to finally put an end to this litigation in order to avoid the anticipated expense, inconvenience, distraction, and risk of further legal proceedings.

                  H. To that end, Settlement Counsel and the Settling Defendants have engaged in extensive arms' length negotiations over the matters set forth below, and Settlement Counsel has been assisted in that process by a reputable real estate valuation and consulting firm.

                  NOW, THEREFORE, the parties hereto agree that, as of the Effective Date, all of their prior settlement agreements made and entered into in this action, including those embodied in the Stipulation, the Modification and the Amendment, be and hereby are supplanted and replaced in their entirety as follows:

         A.       DEFINITIONS

                  As used in this Second Amendment, the following terms, in addition to those defined elsewhere herein, shall have the meanings specified below:

                  1. "Affiliate" or "Affiliated" shall be defined by 17 C.F.R.
Section 240.12b-2.

                  2. "Directors" or "Boards of Directors" means the persons presently acting as directors and/or trustees of TRI and IORI, i.e., Ted P. Stokely, Edward G. Zampa, R. Douglas Leonhard, and Martin L. White, and any other person who acted in such a capacity at any time since the execution of the Amendment, i.e., Larry E. Harley, Edward L. Tixier, Murray Shaw and Richard W. Douglas.

                  3. "Effective Date" is the date on which the settlement embodied in this Second Amendment becomes "effective," which is the date on which the District Court's judgment approving the settlement herein contained, substantially in the form of Exhibit A hereto (the "Final Judgment"), becomes final, i.e., the date of the final affirmance on appeal, the expiration of the time for petitions for writs of certiorari to the Supreme Court of the United States and, if certiorari be granted, the date of final affirmance following review pursuant to that grant; or the final dismissal of any appeal or proceedings on certiorari to the Supreme Court of the United States; or the expiration, in the absence of the filing or noticing of any appeal or petition for a writ of certiorari to the Supreme Court of the United States, of the time to appeal or petition from the District Court's judgment. The parties hereto represent that neither they nor any affiliate thereof will appeal from the entry of the Final Judgment, as herein defined.

                  4. "Escrow Agent" means the Law Offices of George Donaldson.

                  5. "Final Judgment" means the judgment to be entered approving the proposed settlement contemplated herein and dismissing this action with prejudice, as set forth in Section D. below and substantially in the form of Exhibit A hereto.

                  6. "Freeze-Out Merger" means a transaction whereby a target entity is merged with another entity, the target entity's shares are purchased, and no shareholders in the target entity remain upon completion of the merger other than the acquiring entity.

                  7. "Person" means any individual, corporation, partnership, limited partnership, association, joint stock company, estate, legal representative, trust, unincorporated organization, and any other type of legal entity and their heirs, successors, or assigns.

                  8. "Released Parties" means collectively the Settling Defendants, the Directors, IORI, TRI and his or its respective predecessors and successors, parents, subsidiaries, affiliates, and all their present and former partners, principals, officers, directors, employees, agents, attorneys, assigns, representatives, heirs, executors, members of the immediate family, and administrators who are or ever may become liable with respect to the Settled Claims.

                  9. "Settled Claims" means any and all claims, actions or causes of action of whatever nature, character or description, whether known, unknown, suspected or unsuspected, that could or do arise out of or are or could be in any way based on, connected with or related to any alleged breach of the Stipulation, the Modification, the Amendment or to any of the matters raised in Settlement Counsel's requests that the District Court exercise its retained jurisdiction, as described above, including the Directors' alleged failure to obtain a compensation consultant's report and the Loans.

                  10. "Settlement Counsel" means the Law Offices of George Donaldson, 456 Montgomery Street, Suite 1250, San Francisco, California 94104.

                  11. "Settlement Shareholders" means all owners of shares of the common stock or of rights to acquire the common stock, if any, of TRI and/or IORI on the date when the Freeze-Out Mergers become effective who did not exercise applicable rights of dissent and who are not affiliated with the Settling Defendants.

                  12. "Settling Defendants" refers collectively to BCM, Phillips, ARI, ART, and his or its respective predecessors and successors, parents, subsidiaries, affiliates, and all their present and former partners, principals, officers, directors, employees, agents, attorneys, assigns, representatives, heirs, executors, members of the immediate family, and administrators.

                  13. "Tender Offer" means an offer to purchase all of the outstanding shares of the subject entity.

         B.       SETTLEMENT TERMS

                  1. Through the mechanism of a Freeze-Out Merger, Income Opportunity Acquisition Corporation ("IOAC"), a subsidiary of ARI, shall be merged into IORI pursuant to which all shares of IORI's common stock held by persons not affiliated with the Settling Defendants shall be purchased, directly or indirectly, by ARI at $19 per share in cash or, at the affirmative election of such persons, in Series H Preferred Stock of ARI in an amount having a liquidation value of $21.50 in exchange for each share of IORI common stock. In connection with such Freeze-Out Merger, all of the shares of IORI that are held by the Settling Defendants shall be exchanged for Series H Preferred Stock in an amount having a liquidation value of $21.50 in exchange for each share of IORI common stock.

                  2. Through the mechanism of a Freeze-Out Merger, Transcontinental Realty Acquisition Corporation ("TRAC"), a subsidiary of ARI, shall be merged into TRI pursuant to which all shares of TRI's common stock held by persons not affiliated with the Settling Defendants shall be purchased, directly or indirectly, by ARI at $17.50 per share in cash or, at the affirmative election of such persons, in Series G Preferred Stock of ARI in an amount having a liquidation value of $20 per share in exchange for each share of TRI common stock. In connection with such Freeze-Out Merger, all of the shares of TRI that are held by the Settling Defendants shall be exchanged for Series G Preferred Stock in an amount having a liquidation value of $20 in exchange for each share of TRI common stock.

                  3. The rights, preferences and privileges of the Series H Preferred Stock shall be those set forth in Exhibit B hereto. The rights, preferences and privileges of the Series G Preferred Stock shall be those set forth in Exhibit C hereto.

                  4. The purchase price and the liquidation value stated in Paragraph B.1. above shall be reduced by all cash dividends declared and paid by IORI after January 2, 2002.

                  5. The purchase price and the liquidation value stated in Paragraph B.2. above shall be reduced by all cash dividends declared and paid by TRI after January 2, 2002.

                  6. The cash consideration to be paid to persons not affiliated with the Settling Defendants in connection with the Freeze-Out Mergers described in Paragraphs B.l. and 2. above shall be guaranteed by and become an obligation of the Settling Defendants.

                  7. Subject to the provisions of Section F below, the Freeze-Out Mergers described in Paragraphs B.1. and 2. above shall occur as soon as practicable after the satisfaction of each of the following conditions:

                  (a) the entry of a Final Judgment, substantially in the form of Exhibit A hereto, dismissing this action with prejudice with a finding that, in light of the Freeze-Out Mergers and the related offers to purchase, the proposed settlement herein provided is fair, reasonable and adequate within the meaning of Federal Rule 23.1, as contemplated by Section C hereof;

                  (b) receipt of all necessary regulatory approvals with respect to the offers to purchase, including any required review of proxy solicitation materials and registration statements by the Securities and Exchange Commission (the "SEC"); and

                  (c) approval of the respective Freeze-Out Merger and related offer to purchase by a majority of the shareholders of TRI and/or IORI who are not affiliated with any of the Settling Defendants.

                  8. In order to effectuate the Freeze-Out Mergers, the Settling Defendants shall timely perform each of the following acts:

                  (a) On or before December 31, 2001, which date may be reasonably extended, if necessary, the Board of Directors of TRI and IORI, at the Settling Defendants' expense, shall obtain a fairness opinion from a reputable investment banking firm opining that the consideration to be paid to the shareholders of TRI and IORI not affiliated with the Settling Defendants in each respective Freeze-Out Merger or, alternatively, in the Tender Offers described in Paragraphs B.8. and 9. below is fair from a financial point of view.

                  (b) Upon entry of the Court's order preliminarily approving the proposed settlement (the "Preliminary Approval Order"), as described in Section C below, the Settling Defendants shall deposit $1 million with the Escrow Agent (the "Good Faith Deposit"). In accordance with the Escrow Agency Agreement attached hereto as Exhibit D, the Good Faith Deposit shall be held by the Escrow Agent at least until each Freeze-Out Merger is effective and complete or, alternatively, until an uncured default occurs, as specified in Paragraph
B.9. below. Upon occurrence of a default, the Good Faith Deposit shall be available to Settlement Counsel to pay all reasonable costs and fees necessary to compel the payment of the liquidated damages stipulated in Paragraph B.9. below. Subject to Paragraph G.2. below, when the Freeze-Out Mergers have been completed, or, alternatively, when the Tender Offers have been completed without the occurrence of any uncured default, the Good Faith Deposit, plus all interest earned thereon, shall be returned to the Settling Defendants. Subject to paragraph G.2. below, should an uncured default have occurred and been later fully remedied, the Good Faith Deposit, less all reasonable fees and expenses drawn by or awarded Settlement Counsel, shall be returned to the Settling Defendants.

                  (c) As soon as practicable after entry of the Preliminary Approval Order, ARI, TRI and IORI shall file proxy solicitation materials with the SEC seeking shareholder approval of the contemplated transactions. The proxy solicitation materials shall include Freeze-Out Merger agreements which provide, inter alia, that:

                           (i) IORI shall be acquired by ARI and IOAC shall be merged into IORI and all Settlement Shareholders holding shares of IORI, subject to paragraph B.4. above, shall receive $19.00 cash in exchange for each such share, or, if such persons affirmatively so elect, ARI preferred stock in an amount having a liquidation value of $21.50 per share in exchange for each share of IORI common stock; and

                           (ii) TRI shall be acquired by ARI and TRAC shall be merged into TRI and all Settlement Shareholders holding shares of the common stock of TRI shall, subject to Paragraph
                                    B.5. above, receive $17.50 cash in exchange for each such share, or, if such persons affirmatively so elect, ARI preferred stock in an amount having a liquidation value of $20.00 per share in exchange for each share of TRI common stock.

                  9. ARI, TRI and IORI covenant to use their best efforts to timely complete the process by which the SEC reviews the proxy solicitation materials, including responding promptly to all inquiries from the SEC relative to such materials. Should ARI, TRI and IORI, despite the exercise of their best efforts, fail to complete the SEC review process relative to the proxy solicitation materials with respect to each Freeze-Out Merger prior to March 31, 2002, which may be reasonably extended by consent of Settlement Counsel, the Settling Defendants shall be in default and liable for liquidated damages equal to $5.00 for each share of TRI and IORI common stock held by the owners thereof, except that, within thirty (30) days of the occurrence of such default, the Settling Defendants may cure the default by filing Tender Offers for all of the shares of IORI and TRI held by shareholders of IORI and TRI who are not affiliated with the Settling Defendants, provided such Tender Offers with respect to the cash option have the same or better economic terms and conditions as the Freeze-Out Merger to which they relate, except that no dissenting holder shall be required to surrender his or her shares in the Tender Offers and the approval of the SEC shall not be required with respect to the Tender Offers. If the Tender Offers are substantially completed within one hundred and twenty
(120) days following their distribution and public announcement, the Settling Defendants shall, subject to Paragraph F.3. below, be deemed to have complied with the provisions of the Second Amendment that concern the purchase of IORI and TRI shares held by persons not affiliated with the Settling Defendants.

                  10. Should the proxy solicitation materials with respect to each Freeze-Out Merger become effective, and thereafter should the voting shareholders of either of IORI or TRI who are not affiliated with the Settling Defendants reject the proposed Freeze-Out Merger, then the Settling Defendants shall make a Tender Offer with respect to the rejecting entity on the same terms described in

Paragraph B.9. above, and, in that event, the Settling Defendants shall, subject to Paragraph F.3. below, have fully performed their obligations under this Second Amendment as to such rejecting shareholders and shall have no further obligation to them under this Second Amendment.

                  11. The Settling Defendants shall not acquire any additional shares of TRI and/or IORI not already owned by them as of October 5, 2001 until the expiration of ten (10) business days following publication of the Summary Notice, as provided in Paragraph C.6. below.

                  12. In connection with the Freeze-Out Mergers or the Tender Offers, other than that necessary to obtain the requisite quorum for any vote of shareholders that is required hereunder, which may include retention of a proxy solicitation firm, the Released Parties shall not engage in any solicitation activity directed at shareholders of IORI and/or TRI who are not affiliated with the Settling Defendants, including, without limitation, acts intended to have or having the effect of causing such shareholders to accept preferred stock rather than cash. The Settling Defendants shall cooperate with all reasonable requests of Settlement Counsel to insure compliance with the requirements of this paragraph.

                  13. Immediately after execution of this Second Amendment, Settlement Counsel and counsel for the Dallas Trusts shall jointly request the Appeals Court to postpone oral argument until a date no earlier than February 28, 2002 unless the parties hereafter jointly inform the Appeals Court that the settlement has terminated and the Appeal should be placed back on the calendar for oral argument.

         C.       THE PRELIMINARY APPROVAL ORDER

                  Promptly after execution of this Second Amendment, Settlement Counsel shall file this Second Amendment with the Clerk of the District Court and move the District Court for the entry of the Preliminary Approval Order, substantially in the form of Exhibit E hereto, providing for notice of and hearing on the proposed settlement. The Preliminary Approval Order shall specifically include provisions which:

                  1. Preliminary approve the proposed settlement embodied in this Second Amendment as being within the range of fairness and reasonableness;

                  2. Approve a form of notice for mailing to the shareholders of the Dallas Trusts, substantially in the form of Exhibit F hereto (the "Settlement Notice"), that notifies such persons of the hearing on approval of the settlement and of their rights with respect thereto;

                  3. Approve a form of summary notice of the hearing on the proposed settlement for publication to the shareholders of the Dallas Trusts, substantially in the form of Exhibit G hereto (the "Summary Notice");

                  4. Relieve Gene E. Phillips and A. Cal Rossi from the restrictions on involvement in the affairs of TRI and IORI, as provided in the Court's Order of July 21, 2000, to the extent necessary to accomplish the purposes hereto;

                  5. Direct the Dallas Trusts, at the Settling Defendants' expense, to mail or cause to be mailed the Settlement Notice to those shareholders of the Dallas Trusts who can be identified through reasonable effort;

                  6. Direct Settlement Counsel, at the Settling Defendants' expense, to cause the Summary Notice to be published on one occasion in the national edition of The Wall Street Journal;

                  7. Find that mailing and publication pursuant to Paragraphs
C.5. and 6. above constitute the best notice practicable under the circumstances, including individual notice to all shareholders of the Dallas Trusts who can be identified through reasonable effort, are due and sufficient notice of the matters set forth in the Settlement Notice to all such persons, and fully satisfy the requirements of due process and Rule 23.1 of the Federal Rules of Civil Procedure;

                  8. Schedule a hearing (the "Settlement Hearing") to determine whether the proposed settlement embodied in this Second Amendment should be finally approved as fair, reasonable and adequate and whether an order approving the settlement should be entered thereon; and

                  9. Provide that any objections to the proposed settlement shall be heard and any papers submitted in support of said objections shall be received and considered by the District Court at the Settlement Hearing (unless, in its discretion, the District Court shall otherwise direct) only if, on or before a date to be specified in the Preliminary Approval Order, persons making objections shall file notice of their intention to appear and copies of any papers in support of their position with the Clerk of the District Court and serve such notice and papers on counsel to the parties to this Second Amendment.

         D.       JUDGMENT TO BE ENTERED BY THE DISTRICT COURT APPROVING THE
                  SETTLEMENT

                  Upon approval by the District Court of the settlement, as herein contemplated, the Final Judgment shall be entered, substantially in the form of Exhibit A hereto, which shall:

                  1. Approve the settlement embodied in this Second Amendment as fair, reasonable and adequate to the Dallas Trusts and their shareholders within the meaning of Federal Rule 23.1;

                  2. Adjudge that the Dallas Trusts and the shareholders of the Dallas Trusts, in their derivative capacity, shall be deemed conclusively to have released the Settled Claims against the Released Parties;

                  3. Bar and permanently enjoin the Dallas Trusts, and their shareholders in a derivative capacity, from prosecuting the Settled Claims against the Released Parties; and

                  4. Reserve jurisdiction, without affecting the finality of the Final Judgment entered, only over: (a) any hearing and/or determination on the applications of Settlement Counsel for an award of attorneys' fees and expenses;
(b) enforcing and administering this Second Amendment; and (c) any claim that this Second Amendment is without legal effect, including any claim that it was improperly procured or induced. Upon the Effective Date, the terms of this Second Amendment shall supersede and extinguish any and all prior agreements between the parties. By acknowledging the Court's jurisdiction to approve this Second Amendment, the Dallas Trusts and the Settling Defendants do not in any way waive their position that the Court does not have any continuing jurisdiction to enforce or otherwise interpret the previous agreements between the parties, including the Stipulation, the Modification and the Amendment.

         E.       CONDITIONS OF SETTLEMENT

                  1. The provisions of Paragraph E.2. below shall be effective only on the condition that all of the following events occur:

                           (a) The District Court enters the Preliminary
Approval Order;

                           (b) The District Court enters the Final Judgment; and

                           (c) There is an Effective Date.

                  2. Upon the occurrence of all of the events referenced in Paragraph E.1. above, the Dallas Trusts and the named plaintiffs to this action
(a) are deemed to dismiss this action with prejudice; (b) acknowledge full and complete satisfaction of, and do hereby fully, finally and forever settle, release and discharge the Settled Claims with respect to the Released Parties;
(c) do hereby further acknowledge that he, she or it is aware that he, she or it may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of this release, but that it is his, her or its intention to, and he, she or it does hereby, fully, finally, and forever settle, release and discharge all claims referenced in this Paragraph E.2. without regard to the subsequent discovery or existence of such different or additional facts.

                  3. Upon the occurrence of all of the events referenced in Paragraph E.l. above, the Dallas Trusts shall dismiss the Appeal with prejudice.

                  4. Notwithstanding the foregoing, nothing herein other than the events specified in Section F. below shall relieve the Settling Defendants from performing any of their respective obligations under this Second Amendment.

         F. EFFECT OF DISAPPROVAL; APPROVAL SUBJECT TO APPEAL WITH ACCOMPANYING STAY; APPROVAL SUBJECT TO APPEAL WITHOUT STAY

                  1. If the District Court does not enter the Final Judgment substantially in the form of Exhibit A hereto, this Second Amendment shall have no effect, the parties to the Second Amendment shall revert to their status as of the date and time immediately prior to the execution of this Second Amendment, and they shall proceed in all respects as though this Second Amendment had not been executed.

                  2. If the District Court enters the Final Judgment substantially in the form of Exhibit A hereto and the Final Judgment is appealed and an appellate court stays the effectiveness of the Final Judgment prior to the consummation of the Freeze-Out Mergers or the Tender Offers, this Second Amendment, shall have no effect, the parties to this Second Amendment shall be deemed to have reverted to their respective status as of the date and time immediately prior to the execution of this Second Amendment, and they shall proceed in all respects as though this Second Amendment had not been executed.

                  3. If the District Court enters the Final Judgment substantially in the form of Exhibit A hereto, and the Final Judgment is appealed but its effectiveness is not stayed or it is stayed but such stay does not take effect until after consummation of the Tender Offers or the Freeze-Out Mergers, the parties shall proceed with their respective commitments hereunder, recognizing that if the appeal proceeds and is successful, each shall thereafter take such action as the mandate from the appellate court shall provide.

         G.       ATTORNEYS' FEES AND EXPENSES

                  1. The parties shall use their best efforts to agree on a reasonable award of attorneys' fees and expenses to Settlement Counsel for its services in connection with the matters leading up to this Second Amendment, in which event Settlement Counsel shall apply to the District Court for an award that does not exceed the agreed-upon amount. Should the parties be unable to agree, Settlement Counsel shall move the District Court for an award of attorneys' fees and expenses in whatever amount it deems appropriate, and the Settling Defendants shall respond to any such request in whatever manner they deem appropriate. In either event, the Settling Defendants shall be obligated to and shall pay the award of attorneys' fees and expenses approved by the District Court no later than five (5) days after entry of the Final Judgment.

                  2. If and to the extent not previously distributed pursuant to the terms hereof, the Good Faith Deposit shall remain in escrow until all fees and reimbursable expenses have been disbursed and shall serve as security therefor.

         H.       MISCELLANEOUS PROVISIONS

                  1. The parties hereto agree to cooperate to the extent necessary to effectuate all terms and conditions of this Second Amendment.

                  2. All of the exhibits attached hereto are hereby incorporated by this reference as though fully set forth herein.

                  3. This Second Amendment may be amended or modified only by a written instrument signed by all parties, their successors-in-interest or their counsel of record.

                  4. This Second Amendment and the exhibits attached hereto constitute the entire agreement among the parties hereto and no representations, warranties or inducements have been made to any party concerning this Second Amendment or its exhibits other than the representations, warranties and covenants contained and memorialized in such documents.

                  5. Settlement Counsel, on behalf of the named plaintiffs and the Dallas Trusts, is expressly authorized to take all appropriate action required or permitted to be taken by it pursuant to this Second Amendment to effectuate its terms and is also expressly authorized to enter into any modifications or amendments to this Second Amendment which they deem appropriate.

                  6. Counsel for the Released Parties whose names appear on the signature pages are authorized to sign this Second Amendment on behalf of their respective clients.

                  7. This Second Amendment may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. Counsel for the parties to this Second Amendment shall exchange among themselves original signed counterparts and a complete set of original executed counterparts shall be filed with the District Court.

                  8. This Second Amendment shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto.

                  9. All terms of this Second Amendment and the exhibits hereto shall be governed by and interpreted according to the laws of the State of California.

                  10. All parties shall use best efforts to perform all terms of this Second Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed, by their duly authorized attorneys, as of the date and year first above written.

                                        LAW OFFICES OF GEORGE DONALDSON
                                        456 Montgomery Street, Suite 1250
                                        San Francisco, CA 94104
                                        Telephone: (415) 394-8500


                                        By /s/ GEORGE DONALDSON
                                           -------------------------------------
                                           George Donaldson
                                           Settlement Counsel and Attorneys for
                                           the Plaintiffs

                                             COOLEY GODWARD LLP
                                             One Maritime Plaza, Suite 2000
                                             San Francisco, CA 94111
                                             Telephone: (415) 693-2000

                                             SIMON, WARNER & DOBY, L.L.P.
                                             1700 City Center Tower II
                                             301 Commerce Street
                                             Fort Worth, TX 76102
                                             Telephone:  (817) 810-5250

                                             By  /s/ HENRY W. SIMON, JR.
                                               ----------------------------
                                               Henry W. Simon, Jr.

                                             Attorneys for Gene E. Phillips and
                                             Basic Capital Management, Inc.,
                                             American Realty Trust, Inc. and
                                             American Realty Investors, Inc.

                                             HELLER EHRMAN WHITE & MCAULIFFE
                                             333 Bush Street, Suite 3000
                                             San Francisco, CA 94104-2878

                                             By /s/ JESSICA S. PERS
                                               ----------------------------
                                               Jessica S. Pers
                                             Attorneys for the Dallas Trusts

SECOND AMENDMENT TO THE MODIFICATION OF STIPULATION OF SETTLEMENT

                                   EXHIBIT A

LAW OFFICES OF GEORGE DONALDSON
GEORGE DONALDSON (79971)
DANIEL B. HARRIS (117230)
456 Montgomery Street, Suite 1250
San Francisco, CA 94104
Telephone:  415/394-8500

Settlement Counsel and
Attorneys for Plaintiffs


                          UNITED STATES DISTRICT COURT

                    FOR THE NORTHERN DISTRICT OF CALIFORNIA

JACK OLIVE, JONATHAN NOBLE,                  )       Case No. C 89 4331 MHP
M.D., JOHN P. PEDJOE AND                     )
ALLSOP, INC. PROFIT SHARING                  )       DERIVATIVE ACTION
PLAN & TRUST, on behalf of                   )
themselves and all                           )       FINAL JUDGMENT AND ORDER OF
others similarly situated and                )       DISMISSAL
derivatively on behalf of                    )
NATIONAL INCOME REALTY TRUST,                )
a California business trust,                 )
CONTINENTAL MORTGAGE AND EQUITY              )
TRUST, a California business                 )
trust, TRANSCONTINENTAL REALTY               )
INVESTORS, a California                      )
business trust, and INCOME                   )
OPPORTUNITY REALTY TRUST, a                  )
California                                   )
business trust,                              )
                                             )
                                Plaintiffs,  )
                                             )
         vs.                                 )
                                             )
GENE E. PHILLIPS; WILLIAM S.                 )
FRIEDMAN; RICHARD N. LAPP;                   )
MICHAEL E. SMITH; WILLIE K.                  )
DAVIS, RAYMOND V. J. SCHRAG;                 )
RANDALL K. GONZALEZ. JAMES W.                )
HAMMOND JR., NATIONAL REALTY                 )
ADVISORS, INC., a Texas                      )
corporation; NATIONAL REALTY,                )
L.P.,                                        )
                                             )
                                             )
           -- caption continues --           )
---------------------------------------------


FINAL JUDGEMENT AND ORDER OF DISMISSAL
a Delaware limited partnership;         )
AMERICAN REALTY TRUST, INC., a          )
Georgia corporation; NATIONAL           )
OPERATING L.P., a Delaware              )
limited partnership;                    )
                                        )
                      Defendants,       )
                                        )
          -and-                         )
                                        )
                                        )
NATIONAL INCOME REALTY TRUST, a         )
California business trust;              )
CONTINENTAL MORTGAGE AND EQUITY         )
TRUST, a California business            )
trust; TRANSCONTINENTAL REALTY          )
INVESTORS, a California                 )
business trust; and INCOME              )
OPPORTUNITY REALTY TRUST, a             )
California business trust;              )
                                        )
        Nominal Defendants.             )
                                        )
--------------------------------------

         This matter came before the Court on the motion of Settlement Counsel, on behalf of the Dallas Trusts, as those terms are defined in the Second Amendment to the Modification of Stipulation of Settlement, dated as of October 5, 2001 (the "Second Amendment"), for approval of a settlement in this action, as embodied in the Second Amendment. The Court, having considered all papers filed in connection with said motion and good cause appearing therefor, hereby ORDERS, ADJUDGES AND DECREES as follows:

         1. This Court has jurisdiction over the subject matter and parties to these actions and over all parties to the Second Amendment. By acknowledging the Court's jurisdiction over the subject matter of the Second Amendment, the Settling Defendants and the Dallas Trusts do not acknowledge the jurisdiction of the Court to do anything other than enter this Final Judgment and Order of

Dismissal and this will not be deemed to be a waiver of their objection to the Court's exercise of jurisdiction over the Settling Defendants or the Dallas Trusts arising from any of the previous settlement agreements in this action.

         2. This Court hereby finally approves the settlement embodied in the Second Amendment and finds that said settlement is fair, reasonable and adequate to the Dallas Trusts, as defined in the Second Amendment, and their shareholders.

         3. The Court hereby dismisses, with prejudice and without costs to any party as against any other, except as provided in the Second Amendment, this action and any and all claims, actions, or causes of actions alleged by the plaintiffs, on behalf of the Dallas Trusts, in the above-captioned action against Gene E. Phillips, Basic Capital Management, Inc., American Realty Investors, Inc., American Realty Trust, Inc., Ted P. Stokely, Edward G. Zampa,
R. Douglas Leonhard, Martin L. White, Larry E. Harley, Murray Shaw and Richard
W. Douglas (collectively referred to herein as the "Released Defendants").

         4. The Dallas Trusts and all persons claiming to represent such Trusts in any derivative capacity shall be deemed conclusively to have released and are hereby permanently barred and enjoined from prosecuting against the Released Defendants, including, without limitation, his or its respective predecessors and successors, parents, subsidiaries, affiliates and all their present and former partners, principals, officers, directors, employees, agents, attorneys, assigns, representatives, heirs, executors and administrators, any and all claims, actions, or causes of action of whatever nature, character or description, whether known, unknown, suspected or unsuspected, that could or do arise out of or are or could be in any way based on, connected with or related to any alleged breach of the Stipulation, the Modification, or the Amendment, as those terms are defined in the Second Amendment, or to any of the matters raised in Settlement Counsel's requests that the District Court exercise its retained jurisdiction, including, as described in the Second Amendment, the alleged failure by certain of the defendants to obtain a compensation consultant's report and the defendants' conduct respecting the Loans.

         5. Notwithstanding the foregoing, nothing herein shall relieve any party to the Second Amendment from liability for failing to abide by the terms and obligations imposed by the Second Amendment.

         6. The notice given to the shareholders of the Dallas Trusts of the settlement set forth in the Second Amendment, as required by this Court's Order Preliminarily Approving Proposed Derivative Action Settlement, entered on December 18, 2001, was the best notice practicable under the circumstances, including individual notice to all shareholders of the Dallas Trusts who could be identified through reasonable effort. Said notice provided due and sufficient notice of the proceedings regarding final approval of the settlement, including the terms of the proposed settlement set forth in the Second Amendment, to all persons entitled to such notice, and said notice fully satisfies the requirements of due process and Federal Rule 23.1.

         7. Without affecting the finality of this judgment, the Court hereby reserves jurisdiction over only (a) enforcement and administration of the Second Amendment; (b) any hearing on and determination of the applications for attorneys' fees, costs, interest and expenses in this action; and (c) any claim that this Second Amendment is without legal effect, including any claim that it was wrongfully procured or induced.


Dated:



                                        ---------------------------------
                                        The Honorable Marilyn Hall Patel
                                        United State District Court Judge


APPROVED AS TO FORM AND CONTENT:

Dated:  December ___, 2001              COOLEY GODWARD LLP
                                        One Maritime Plaza, Suite 2000
                                        San Francisco, CA 94111
                                        Telephone: (415) 693-2000

                                        SIMON, WARNER & DOBY, L.L.P.
                                        1700 City Center Tower II
                                        301 Commerce Street
                                        Fort Worth, TX 76102
                                        Telephone:  (817) 810-5250

                                        By  /s/ HENRY W. SIMON, JR.
                                          -------------------------------------
                                          Henry W. Simon, Jr.
                                        Attorneys for Gene E. Phillips, Basic
                                        Capital Management, Inc., American
                                        Realty Trust, Inc. and American Realty
                                        Investors, Inc.

FINAL JUDGMENT AND ORDER OF DISMISSAL

Dated:  December 14, 2001                    HELLER EHRMAN WHITE & MCAULIFFE
                                             333 Bush Street, Suite 3000
                                             San Francisco, CA 94104-2878

                                             By /s/ JESSICA S. PERS
                                               -----------------------------
                                               Jessica S. Pers
                                             Attorneys for the Dallas Trusts

FINAL JUDGMENT AND ORDER OF DISMISSAL

                                   EXHIBIT B

                        AMERICAN REALTY INVESTORS, INC.

                SERIES H CUMULATIVE CONVERTIBLE PREFERRED STOCK
                          ("Series H Preferred Stock")

Issuance:

     Series H Preferred Stock will be issued in exchange for shares of IORI common stock if a IORI stockholder elects to receive stock in lieu of a cash payment.

Exchange Ratio:     One-for-One

     The Series H Preferred Stock will have a liquidation value of $21.50 per share. The IORI shareholder will receive a number of Series H shares equal to the number of IORI shares exchanged.

Exchange Example:

     Submit - 100 IORI shares at $19.00 each = $1,900.00
     Receive - 100 Series H Shares at $21.50 each = $2,150.00

                    Description of Series H Preferred Stock

Par Value:               $2.00 per share

Liquidation Value:       $21.50 per share

Number Authorized:       1,030,000 shares

Dividend Rate:           10% per annum, payable quarterly in arrears from date
                         of issuance

Voting Rights:           The Series H shares will have the voting rights
                         required by the NYSE, the same as the ARI Series A shares.

Conversion Rights:       For a six month period commencing on the first
                         anniversary of the date of acquisition of IORI by ARI, the Series H Shares may be converted into shares of ARI common stock. Each Series H share will be convertible into shares of ARI common stock on an exchange ratio which will provide for a number of shares of ARI common stock with an underlying asset value equal to the underlying asset value of one share of IORI common stock at the time of the merger. This ratio will be set by the investment banker that provides the fairness opinion.

Redemption Rights:       None by holder. Redeemable by ARI at any time for 100%
                         of the liquidation value plus any accrued but unpaid dividends.

Listing: If there are an adequate number of Series H shareholders and Series H shares issued, an application will be made to list the Series H shares on the NYSE.

                                   EXHIBIT C

                         AMERICAN REALTY INVESTORS, INC.

                SERIES G CUMULATIVE CONVERTIBLE PREFERRED STOCK
                          ("Series G Preferred Stock")


Issuance:

     Series G Preferred Stock will be issued in exchange for shares of TCI common stock if a TCI stockholder elects to receive stock in lieu of a cash payment.

Exchange Ratio:     One-for-One

     The Series G Preferred Stock will have a liquidation value of $20.00 per share. The TCI shareholder will receive a number of Series G shares equal to the number of TCI shares exchanged.

Exchange Example:

     Submit - 100 TCI shares at $17.50 each = $1,750.00
     Receive - 100 Series G Shares at $20.00 each = $2,000.00

                    Description of Series G Preferred Stock

Par Value:               $2.00 per share

Liquidation Value:       $20.00 per share

Number Authorized:       4,050,000 shares

Dividend Rate:           10% per annum, payable quarterly in arrears from date
                         of issuance

Voting Rights:           The Series G shares will have the voting rights
                         required by the NYSE, the same as the ARI Series A shares.

Conversion Rights:       For a six month period commencing on the first
                         anniversary of the date of acquisition of TCI by ARI, the Series G Shares may be converted into shares of ARI common stock. Each Series G share will be convertible into shares of ARI common stock on an exchange ratio which will provide for a number of shares of ARI common stock with an underlying asset value equal to the underlying asset value of one share of TCI common stock at the time of the merger. This ratio will be set by the investment banker that provides the fairness opinion.

Redemption Rights:       None by holder. Redeemable by ARI at any time for 100%
                         of the liquidation value plus any accrued but unpaid dividends.

Listing: If there are an adequate number of Series G shareholders and Series G shares issued, an application will be made to list the Series G shares on the NYSE.










                                       2